EXHIBIT 20.1
                        MONTHLY SERVICER'S CERTIFICATE

            AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                 --------------------------------------------


                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST


                 --------------------------------------------

     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on November 15, 1999 and covers activity from September 25, 1999 through October 24, 1999*.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November, 1999.



                                     AMERICAN EXPRESS TRAVEL RELATED
                                     SERVICES COMPANY, INC., as Servicer

                                     By: /s/ Lawrence Fazzari
                                        --------------------------------
                                        Name:  Lawrence Fazzari
                                        Title: Vice President
                                               Business Results


     *As a result of an update to the Servicer's computer software for tracking the Receivables in the American Express Credit Account Master Trust, information concerning 6% of the Receivables in the Trust for the last three days of the monthly period covered by this Certificate is not included in the Trust activity reported on in this Certificate. This activity will be included in the next monthly period and reported on in next month's Monthly Servicer's Certificate. The Servicer has no reason to believe that the performance over the last three days of the monthly period for these Receivables was materially inconsistent with the performance of the balance of the Receivables in the Trust over such time period.


I.  Monthly Period Trust Activity
---------------------------------------------------------------------------------------------------------------------------------

A. Trust Activity                                    Trust Totals
-----------------                                    ------------
Number of days in period                                       30
Beginning Principal Receivable Balance           9,745,595,074.85
Special Funding Account Balance                              0.00
Beginning Total Principal Balance                9,745,595,074.85

Finance Charge Collections (excluding              135,409,331.00
  Discount Option & Recoveries)
Discount Percentage                                          2.00%
Discount Option Receivables Collections             17,565,930.96
Premium Option Receivables Collections                       0.00
Recoveries                                           7,713,143.00
Total Collections of Finance Charge Receiv         160,688,404.96
Total Collections of Principal Receivables         860,730,617.04
Monthly Payment Rate                                       8.8320%
Defaulted amount                                    45,549,519.08
Annualized Default Rate                                    5.6133%
Trust Portfolio Yield                                     14.3743%
New Principal Receivables                        1,033,331,491.11
Ending Principal Receivables Balance             9,872,646,429.83
Ending Required Minimum Principal Balance        7,490,000,000.00
Ending Transferor Amount                         2,872,646,429.83
Ending Special Funding Account Balance                       0.00
Ending Total Principal Balance                   9,872,646,429.83



B. Series Allocations                                Series 1996-1     Series 1997-1     Series 1998-1     Series 1999-1
---------------------                                -------------     -------------     -------------     -------------

Group Number                                                    1                  1                 2                 1
Invested Amount                                  1,000,000,000.00   1,000,000,000.00  1,000,000,000.00  1,000,000,000.00
Adjusted Invested Amount                         1,000,000,000.00   1,000,000,000.00  1,000,000,000.00  1,000,000,000.00
Principal Funding Account Balance                            0.00               0.00              0.00              0.00
Series Required Transferor Amount                   70,000,000.00      70,000,000.00     70,000,000.00     70,000,000.00
Series Allocation Percentage                                14.29%             14.29%            14.29%            14.29%
Series Alloc. Finance Charge Collections            22,955,486.42      22,955,486.42     22,955,486.42     22,955,486.42
Series Allocable Recoveries                          1,101,877.57       1,101,877.57      1,101,877.57      1,101,877.57
Series Alloc. Principal Collections                122,961,516.72     122,961,516.72    122,961,516.72    122,961,516.72
Series Allocable Defaulted Amount                    6,507,074.15       6,507,074.15      6,507,074.15      6,507,074.15

B. Series Allocations                               Series 1999-2      Series 1999-3     Series 1999-4     Series 1999-5
---------------------                               -------------      -------------     -------------     -------------

Group Number                                                    1                  2                 2                 2
Invested Amount                                    500,000,000.00   1,000,000,000.00    500,000,000.00    500,000,000.00
Adjusted Invested Amount                           500,000,000.00   1,000,000,000.00    500,000,000.00    500,000,000.00
Principal Funding Account Balance                            0.00               0.00              0.00              0.00
Series Required Transferor Amount                   35,000,000.00      70,000,000.00     35,000,000.00     35,000,000.00
Series Allocation Percentage                                 7.14%             14.29%             7.14%             7.14%
Series Alloc. Finance Charge Collections            11,477,743.21      22,955,486.42     11,477,743.21     11,477,743.21
Series Allocable Recoveries                            550,938.79       1,101,877.57        550,938.79        550,938.79
Series Alloc. Principal Collections                 61,480,758.36     122,961,516.72     61,480,758.36     61,480,758.36
Series Allocable Defaulted Amount                    3,253,537.08       6,507,074.15      3,253,537.08      3,253,537.08

B. Series Allocations                               Series 1999-6                                            Trust Total
---------------------                               -------------                                            -----------

Group Number                                                    2
Invested Amount                                    500,000,000.00                                       7,000,000,000.00
Adjusted Invested Amount                           500,000,000.00                                       7,000,000,000.00
Principal Funding Account Balance                            0.00                                                   0.00
Series Required Transferor Amount                   35,000,000.00                                         490,000,000.00
Series Allocation Percentage                                 7.14%                                                   100%
Series Alloc. Finance Charge Collections            11,477,743.21                                         160,688,404.96
Series Allocable Recoveries                            550,938.79                                           7,713,143.00
Series Alloc. Principal Collections                 61,480,758.36                                         860,730,617.04
Series Allocable Defaulted Amount                    3,253,537.08                                          45,549,519.08



C. Group Allocations
--------------------


1. Group 1 Allocations                            Series 1996-1    Series 1997-1   Series 1999-1   Series 1999-2    Group 1 Total
----------------------                            -------------    -------------   -------------   -------------    -------------
Investor Finance Charge Collections               16,488,311.26    16,488,311.26   16,488,311.26    8,244,155.63    57,709,089.39

Investor Monthly Interest                          5,624,153.65     5,314,205.73    4,733,216.15    2,499,003.91    18,170,579.43
Investor Default Amount                            4,673,857.14     4,673,857.14    4,673,857.14    2,336,928.57    16,358,499.98
Investor Monthly Fees                              1,666,666.67     1,666,666.67    1,666,666.67      833,333.33     5,833,333.33
Investor Additional Amounts                                0.00             0.00            0.00            0.00             0.00
Total                                             11,964,677.45    11,654,729.53   11,073,739.95    5,669,265.81    40,362,412.74

Reallocated Investor Finance Charge Collections   16,488,311.26    16,488,311.26   16,488,311.26    8,244,155.63    57,709,089.39
Available Excess                                   4,523,633.81     4,833,581.72    5,414,571.31    2,574,889.82    17,346,676.66


2. Group 2 Allocations                            Series 1998-1    Series 1999-3   Series 1999-4   Series 1999-5    Series 1999-6
---------------------                             -------------    -------------   -------------   -------------    -------------

Investor Finance Charge Collections               16,488,311.26    16,488,311.26    8,244,155.63    8,244,155.63     8,244,155.63

Investor Monthly Interest                          4,785,625.00     4,847,797.22    2,435,265.28    2,466,286.81     2,450,356.25
Investor Default Amount                            4,673,857.14     4,673,857.14    2,336,928.57    2,336,928.57     2,336,928.57
Investor Monthly Fees                              1,666,666.67     1,666,666.67      833,333.33      833,333.33       833,333.33
Investor Additional Amounts                                0.00             0.00            0.00            0.00             0.00
Total                                             11,126,148.80    11,188,321.02    5,605,527.18    5,636,548.71     5,620,618.15

Reallocated Investor Finance Charge Collections   16,488,311.26    16,488,311.26    8,244,155.63    8,244,155.63     8,244,155.63
Available Excess                                   5,362,162.45     5,299,990.23    2,638,628.45    2,607,606.92     2,623,537.48


2. Group 2 Allocations                                                                                              Group 2 Total
----------------------                                                                                              -------------

Investor Finance Charge Collections                                                                                 57,709,089.39

Investor Monthly Interest                                                                                           16,985,330.56
Investor Default Amount                                                                                             16,358,499.98
Investor Monthly Fees                                                                                                5,833,333.33
Investor Additional Amounts                                                                                                  0.00
Total                                                                                                               39,177,163.86

Reallocated Investor Finance Charge Collections                                                                     57,709,089.39
Available Excess                                                                                                    18,531,925.53



D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                           189,339,014.00
61-90 Days Delinquent:                            96,137,447.00
90+ Days Delinquent:                             121,651,888.00
Total 30+ Days Delinquent:                       407,128,349.00



II. Series 1996-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                         Series      Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations       Interest            Interest
----------------------------------                    -----------    ---------------       -----------
Beginning Invested /Transferor Amount            1,392,227,867.84   1,000,000,000.00    392,227,867.84
Beginning Adjusted Invested Amount                            N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                                N/A            71.8273%          28.1727%
Principal Allocation Percentage                               N/A            71.8273%          28.1727%
Collections of Finance Chg. Receivables             22,955,486.42      16,488,311.26      6,467,175.17
Collections of Principal Receivables               122,961,516.72      88,319,965.12     34,641,551.60
Defaulted Amount                                     6,507,074.15       4,673,857.14      1,833,217.02

Ending Invested / Transferor Amounts             1,410,378,061.40   1,000,000,000.00    410,378,061.40


                                                                                           Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------       -----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  October 15, 1999 - November 14, 1999               6.8000%            6.9500%           5.8063%
Monthly Interest Due                                 4,901,666.67         347,500.00        374,986.98      5,624,153.65
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   4,901,666.67         347,500.00        374,986.98      5,624,153.65
Investor Default Amount                              4,042,886.42         280,431.43        350,539.29      4,673,857.14
Investor Monthly Fees Due                            1,441,666.67         100,000.00        125,000.00      1,666,666.67
Investor Additional Amounts Due
Total Due                                           10,386,219.76         727,931.43        850,526.26     11,964,677.45

Reallocated Investor Finance Charge Collections                                                            16,488,311.26
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  14.3743%
Base Rate                                                                                                         8.5844%


                                                                                            Collateral
C. Certificates - Balances and Distributions              Class A            Class B         Interest              Total
--------------------------------------------              -------            -------        ----------             -----

Beginning Certificates Balance                     865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00
Interest Distributions                               4,901,666.67         347,500.00        374,986.98      5,624,153.65
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  4,901,666.67         347,500.00        374,986.98      5,624,153.65
Ending Certificates Balance                        865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             5.67

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             5.67

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.79

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.79

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       374,986.98

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       374,986.98

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    14,262,389.24

           a.   Class A Monthly Interest:                   $     4,901,666.67
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,042,886.42

           e.   Excess Spread:                              $     5,317,836.15


      2.   Class B Available Funds:                         $       989,298.68

           a.   Class B Monthly Interest:                   $       347,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       641,798.68

      3.   Collateral Available Funds:                      $     1,236,623.34

           a.   Excess Spread:                              $     1,236,623.34

      4.   Total Excess Spread:                             $     7,196,258.17


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           71.8273%

      2.   Series 1996-1 Allocable Principal
            Collections:                                    $   122,961,516.72

      3.   Principal Allocation Percentage of
            Series 1996-1 Allocable Principal
            Collections:                                    $    88,319,965.12

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    88,319,965.12

      6.   Shared Principal Collections from other
            Series allocated to Series 1996-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     4,673,857.14

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    92,993,822.25

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    75,000,000.00

      2.   Required Collateral Invested Amount              $    75,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    92,993,822.25


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1996-1

      1.   Excess Spread:                                   $     7,196,258.17

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       280,431.43
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       374,986.98
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       350,539.29
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     4,523,633.81

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.5844%
           b.   Prior Monthly Period               8.8538%
           c.   Second Prior Monthly Period        8.8453%

      2.   Three Month Average Base Rate                               8.7612%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.37%
           b.   Prior Monthly Period                13.14%
           c.   Second Prior Monthly Period         13.95%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.82%



III. Series 1997-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series       Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations         Interest           Interest
----------------------------------                    -----------    ---------------       -----------
Beginning Invested /Transferor Amount            1,392,227,867.84   1,000,000,000.00    392,227,867.84
Beginning Adjusted Invested Amount                            N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                                N/A            71.8273%          28.1727%
Principal Allocation Percentage                               N/A            71.8273%          28.1727%
Collections of Finance Chg. Receivables             22,955,486.42      16,488,311.26      6,467,175.17
Collections of Principal Receivables               122,961,516.72      88,319,965.12     34,641,551.60
Defaulted Amount                                     6,507,074.15       4,673,857.14      1,833,217.02

Ending Invested / Transferor Amounts             1,410,378,061.40   1,000,000,000.00    410,378,061.40


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        ----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  October 15, 1999 - November 14, 1999               6.4000%            6.5500%           5.7813%
Monthly Interest Due                                 4,613,333.33         327,500.00        373,372.40      5,314,205.73
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   4,613,333.33         327,500.00        373,372.40      5,314,205.73
Investor Default Amount                              4,042,886.42         280,431.43        350,539.29      4,673,857.14
Investor Monthly Fees Due                            1,441,666.67         100,000.00        125,000.00      1,666,666.67
Investor Additional Amounts Dues
Total Due                                           10,097,886.42         707,931.43        848,911.68     11,654,729.53

Reallocated Investor Finance Charge Collections                                                            16,488,311.26
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  14.3743%
Base Rate                                                                                                         8.2194%


                                                                                            Collateral
C. Certificates - Balances and Distributions              Class A            Class B         Interest              Total
--------------------------------------------              -------            -------        ----------             -----

Beginning Certificates Balance                     865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00
Interest Distributions                               4,613,333.33         327,500.00        373,372.40      5,314,205.73
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  4,613,333.33         327,500.00        373,372.40      5,314,205.73
Ending Certificates Balance                        865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             5.33

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             5.33

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.46

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.46

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       373,372.40

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       373,372.40

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    14,262,389.24

           a.   Class A Monthly Interest:                   $     4,613,333.33
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,042,886.42
           e.   Excess Spread:                              $     5,606,169.48

      2.   Class B Available Funds:                         $       989,298.68

           a.   Class B Monthly Interest:                   $       327,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       661,798.68

      3.   Collateral Available Funds:                      $     1,236,623.34

           a.   Excess Spread:                              $     1,236,623.34

      4.   Total Excess Spread:                             $     7,504,591.50


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           71.8273%

      2.   Series 1997-1 Allocable Principal
            Collections:                                    $   122,961,516.72

      3.   Principal Allocation Percentage of
            Series 1997-1 Allocable Principal
            Collections:                                    $    88,319,965.12

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    88,319,965.12


      6.   Shared Principal Collections from other
            Series allocated to Series 1997-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     4,673,857.14

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    92,993,822.25

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    75,000,000.00

      2.   Required Collateral Invested Amount              $    75,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    92,993,822.25

M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

      1.   Excess Spread:                                   $     7,504,591.50
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       280,431.43
      7.   Reduction of Class B Invested Amount
           treated as Available Principal Collections:      $             0.00
      8.   Applied to Collateral Monthly Interest:          $       373,372.40
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       350,539.29
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     4,833,581.72


O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.2194%
           b.   Prior Monthly Period               8.4767%
           c.   Second Prior Monthly Period        8.4683%

      2.   Three Month Average Base Rate                               8.3881%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period             14.37%
           b.   Prior Monthly Perid                13.14%
           c.   Second Prior Monthly Period        13.95%

      4.   Three Month Average Series Adjusted Portfolio Yield         13.82%


IV. Series 1998-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                        Series       Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations        Interest            Interest
----------------------------------                    -----------    ---------------       -----------

Beginning Invested /Transferor Amount            1,392,227,867.84   1,000,000,000.00    392,227,867.84
Beginning Adjusted Invested Amount                            N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                                N/A            71.8273%          28.1727%
Principal Allocation Percentage                               N/A            71.8273%          28.1727%
Collections of Finance Chg. Receivables             22,955,486.42      16,488,311.26      6,467,175.17
Collections of Principal Receivables               122,961,516.72      88,319,965.12     34,641,551.60
Defaulted Amount                                     6,507,074.15       4,673,857.14      1,833,217.02

Ending Invested / Transferor Amounts             1,410,378,061.40   1,000,000,000.00    410,378,061.40


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------       -----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  October 15, 1999 - November 14, 1999               5.4963%            5.6563%           6.0063%
Monthly Interest Due                                 3,904,627.60         389,652.78        491,344.62      4,785,625.00
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   3,904,627.60         389,652.78        491,344.62      4,785,625.00
Investor Default Amount                              3,855,932.14         373,908.57        444,016.43      4,673,857.14
Investor Monthly Fees Due                            1,375,000.00         133,333.33        158,333.33      1,666,666.67
Investor Additional Amounts Dues
Total Due                                            9,135,559.74         896,894.68      1,093,694.38     11,126,148.80

Reallocated Investor Finance Charge Collections                                                            16,488,311.26
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  14.3743%
Base Rate                                                                                                         7.5971%


                                                                                            Collateral
C. Certificates - Balances and Distributions              Class A            Class B         Interest              Total
--------------------------------------------              -------            -------       -----------             -----

Beginning Certificates Balance                     825,000,000.00      80,000,000.00     95,000,000.00  1,000,000,000.00
Interest Distributions                               3,904,627.60         389,652.78        491,344.62      4,785,625.00
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  3,904,627.60         389,652.78        491,344.62      4,785,625.00
Ending Certificates Balance                        825,000,000.00      80,000,000.00     95,000,000.00  1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.73

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             4.73

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             4.87

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             4.87

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       491,344.62

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       491,344.62

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    13,602,856.79

           a.   Class A Monthly Interest:                   $     3,904,627.60
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     3,855,932.14
           e.   Excess Spread:                              $     5,842,297.04

      2.   Class B Available Funds:                         $     1,319,064.90
           a.   Class B Monthly Interest:                   $       389,652.78
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       929,412.12

      3.   Collateral Available Funds:                      $     1,566,389.57

           a.   Excess Spread:                              $     1,566,389.57

      4.   Total Excess Spread:                             $     8,338,098.74


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           71.8273%

      2.   Series 1998-1 Allocable Principal
            Collections:                                    $   122,961,516.72

      3.   Principal Allocation Percentage of
            Series 1998-1 Allocable Principal
            Collections:                                    $    88,319,965.12

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    88,319,965.12


      6.   Shared Principal Collections from other
            Series allocated to Series 1998-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     4,673,857.14

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    92,993,822.25

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    95,000,000.00

      2.   Required Collateral Invested Amount              $    95,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    92,993,822.25


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

      1.   Excess Spread:                                   $     8,338,098.74
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       373,908.57
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       491,344.62
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       444,016.43
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     5,362,162.45

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             7.5971%
           b.   Prior Monthly Period               7.6359%
           c.   Second Prior Monthly Period        7.5231%

      2.   Three Month Average Base Rate                               7.5854%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.37%
           b.   Prior Monthly Perid                 13.14%
           c.   Second Prior Monthly Period         13.95%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.82%



IV. Series 1999-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                         Series      Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations        Interest            Interest
----------------------------------                    -----------    ---------------       -----------

Beginning Invested /Transferor Amount            1,392,227,867.84   1,000,000,000.00    392,227,867.84
Beginning Adjusted Invested Amount                            N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                                N/A            71.8273%          28.1727%
Principal Allocation Percentage                               N/A            71.8273%          28.1727%
Collections of Finance Chg. Receivables             22,955,486.42      16,488,311.26      6,467,175.17
Collections of Principal Receivables               122,961,516.72      88,319,965.12     34,641,551.60
Defaulted Amount                                     6,507,074.15       4,673,857.14      1,833,217.02

Ending Invested / Transferor Amounts             1,410,378,061.40   1,000,000,000.00    410,378,061.40


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        ----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  October 15, 1999 - November 14, 1999               5.6000%            5.8500%           6.2563%
Monthly Interest Due                                 4,036,666.67         292,500.00        404,049.48      4,733,216.15
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   4,036,666.67         292,500.00        404,049.48      4,733,216.15
Investor Default Amount                              4,042,886.42         280,431.43        350,539.29      4,673,857.14
Investor Monthly Fees Due                            1,441,666.67         100,000.00        125,000.00      1,666,666.67
Investor Additional Amounts Dues
Total Due                                            9,521,219.76         672,931.43        879,588.76     11,073,739.95

Reallocated Investor Finance Charge Collections                                                            16,488,311.26
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  14.3743%
Base Rate                                                                                                         7.5353%


                                                                                            Collateral
C. Certificates - Balances and Distributions              Class A            Class B         Interest              Total
--------------------------------------------              -------            -------        ----------             -----

Beginning Certificates Balance                     865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00
Interest Distributions                               4,036,666.67         292,500.00        404,049.48      4,733,216.15
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  4,036,666.67         292,500.00        404,049.48      4,733,216.15
Ending Certificates Balance                        865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.67

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             4.67

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             4.88

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             4.88

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


 H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       404,049.48

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       404,049.48

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    14,262,389.24

           a.   Class A Monthly Interest:                   $     4,036,666.67
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,042,886.42
           e.   Excess Spread:                              $     6,182,836.15

      2.   Class B Available Funds:                         $       989,298.68
           a.   Class B Monthly Interest:                   $       292,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       696,798.68

      3.   Collateral Available Funds:                      $     1,236,623.34

           a.   Excess Spread:                              $     1,236,623.34
      4.   Total Excess Spread:                             $     8,116,258.17


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           71.8273%

      2.   Series 1999-1 Allocable Principal
            Collections:                                    $   122,961,516.72

      3.   Principal Allocation Percentage of
            Series 1999-1 Allocable Principal
            Collections:                                    $    88,319,965.12

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    88,319,965.12
      6.   Shared Principal Collections from other
            Series allocated to Series 1999-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     4,673,857.14

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    92,993,822.25

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    75,000,000.00

      2.   Required Collateral Invested Amount              $    75,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    92,993,822.25


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

      1.   Excess Spread:                                   $     8,116,258.17
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       280,431.43
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       404,049.48
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       350,539.29
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     5,414,571.31

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             7.5353%
           b.   Prior Monthly Period               7.7687%
           c.   Second Prior Monthly Period        7.7602%

      2.   Three Month Average Base Rate                               7.6881%


      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.37%
           b.   Prior Monthly Period                13.14%
           c.   Second Prior Monthly Period         13.95%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.82%



IV. Series 1999-2 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                         Series      Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations       Interest             Interest
----------------------------------                    -----------    ---------------       -----------

Beginning Invested /Transferor Amount              696,113,933.92     500,000,000.00    196,113,933.92
Beginning Adjusted Invested Amount                            N/A     500,000,000.00               N/A
Floating Allocation Percentage                                N/A            71.8273%          28.1727%
Principal Allocation Percentage                               N/A            71.8273%          28.1727%
Collections of Finance Chg. Receivables             11,477,743.21       8,244,155.63      3,233,587.58
Collections of Principal Receivables                61,480,758.36      44,159,982.56     17,320,775.80
Defaulted Amount                                     3,253,537.08       2,336,928.57        916,608.51

Ending Invested / Transferor Amounts               705,189,030.70     500,000,000.00    205,189,030.70


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        ----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  October 15, 1999 - November 14, 1999              5.95000%           6.10000%          6.25625%
Monthly Interest Due                                 2,144,479.17         152,500.00        202,024.74      2,499,003.91
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   2,144,479.17         152,500.00        202,024.74      2,499,003.91
Investor Default Amount                              2,021,443.21         140,215.71        175,269.64      2,336,928.57
Investor Monthly Fees Due                              720,833.33          50,000.00         62,500.00        833,333.33
Investor Additional Amounts Dues
Total Due                                            4,886,755.71         342,715.71        439,794.38      5,669,265.81

Reallocated Investor Finance Charge Collections                                                             8,244,155.63
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  14.3743%
Base Rate                                                                                                         7.8471%


                                                                                            Collateral
C. Certificates - Balances and Distributions              Class A            Class B         Interest              Total
--------------------------------------------              -------            -------       -----------             -----

Beginning Certificates Balance                     432,500,000.00      30,000,000.00     37,500,000.00    500,000,000.00
Interest Distributions                               2,144,479.17         152,500.00        202,024.74      2,499,003.91
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  2,144,479.17         152,500.00        202,024.74      2,499,003.91
Ending Certificates Balance                        432,500,000.00      30,000,000.00     37,500,000.00    500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.96

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             4.96

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.08

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.08

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       202,024.74

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       202,024.74

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $     7,131,194.62

           a.   Class A Monthly Interest:                   $     2,144,479.17
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     2,021,443.21
           e.   Excess Spread:                              $     2,965,272.24

      2.   Class B Available Funds:                         $       494,649.34
           a.   Class B Monthly Interest:                   $       152,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       342,149.34

      3.   Collateral Available Funds:                      $       618,311.67

           a.   Excess Spread:                              $       618,311.67
      4.   Total Excess Spread:                             $     3,925,733.25


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                          71.8273%

      2.   Series 1999-2 Allocable Principal
            Collections:                                    $    61,480,758.36

      3.   Principal Allocation Percentage of
            Series 1999-2 Allocable Principal
            Collections:                                    $    44,159,982.56

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    44,159,982.56

      6.   Shared Principal Collections from other
            Series allocated to Series 1999-2:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     2,336,928.57

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    46,496,911.13

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    37,500,000.00

      2.   Required Collateral Invested Amount              $    37,500,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    46,496,911.13


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

      1.   Excess Spread:                                   $     3,925,733.25
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       140,215.71
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       202,024.74
      9.   Applied to unpaid Monthly Servicing Fee:         $       833,333.33
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       175,269.64
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     2,574,889.82

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             7.8471%
           b.   Prior Monthly Period               8.0908%
           c.   Second Prior Monthly Period        8.0824%

      2.   Three Month Average Base Rate                               8.0068%


      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.37%
           b.   Prior Monthly Period                13.14%
           c.   Second Prior Monthly Period         13.95%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.82%


IV. Series 1999-3 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                        Series       Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations       Interest             Interest
----------------------------------                    -----------    ---------------        ----------

Beginning Invested /Transferor Amount            1,392,227,867.84   1,000,000,000.00    392,227,867.84
Beginning Adjusted Invested Amount                            N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                                N/A            71.8273%          28.1727%
Principal Allocation Percentage                               N/A            71.8273%          28.1727%
Collections of Finance Chg. Receivables             22,955,486.42      16,488,311.26      6,467,175.17
Collections of Principal Receivables               122,961,516.72      88,319,965.12     34,641,551.60
Defaulted Amount                                     6,507,074.15       4,673,857.14      1,833,217.02

Ending Invested / Transferor Amounts             1,410,378,061.40   1,000,000,000.00    410,378,061.40


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        ----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  October 15, 1999 - November 14, 1999              5.54625%           5.74625%          6.25625%
Monthly Interest Due                                 3,940,148.44         395,852.78        511,796.01      4,847,797.22
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   3,940,148.44         395,852.78        511,796.01      4,847,797.22
Investor Default Amount                              3,855,932.14         373,908.57        444,016.43      4,673,857.14
Investor Monthly Fees Due                            1,375,000.00         133,333.33        158,333.33      1,666,666.67
Investor Additional Amounts Dues
Total Due                                            9,171,080.57         903,094.68      1,114,145.77     11,188,321.02

Reallocated Investor Finance Charge Collections                                                            16,488,311.26
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  14.3743%
Base Rate                                                                                                         7.6703%


                                                                                            Collateral
C. Certificates - Balances and Distributions              Class A            Class B         Interest              Total
--------------------------------------------              -------            -------        ----------             -----

Beginning Certificates Balance                     825,000,000.00      80,000,000.00     95,000,000.00  1,000,000,000.00
Interest Distributions                               3,940,148.44         395,852.78        511,796.01      4,847,797.22
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  3,940,148.44         395,852.78        511,796.01      4,847,797.22
Ending Certificates Balance                        825,000,000.00      80,000,000.00     95,000,000.00  1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.78

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             4.78

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             4.95

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             4.95

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       511,796.01

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       511,796.01

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    13,602,856.79

           a.   Class A Monthly Interest:                   $     3,940,148.44
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     3,855,932.14
           e.   Excess Spread:                              $     5,806,776.21

      2.   Class B Available Funds:                         $     1,319,064.90
           a.   Class B Monthly Interest:                   $       395,852.78
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       923,212.12

      3.   Collateral Available Funds:                      $     1,566,389.57

           a.   Excess Spread:                              $     1,566,389.57
      4.   Total Excess Spread:                             $     8,296,377.90


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           71.8273%

      2.   Series 1999-3 Allocable Principal
            Collections:                                    $   122,961,516.72

      3.   Principal Allocation Percentage of
            Series 1999-3 Allocable Principal
            Collections:                                    $    88,319,965.12

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    88,319,965.12

      6.   Shared Principal Collections from other
            Series allocated to Series 1999-3:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     4,673,857.14

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    92,993,822.25

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    95,000,000.00

      2.   Required Collateral Invested Amount              $    95,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    92,993,822.25


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

      1.   Excess Spread:                                   $     8,296,377.90
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       373,908.57
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       511,796.01
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       444,016.43
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     5,299,990.23

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             7.6703%
           b.   Prior Monthly Period               7.7091%
           c.   Second Prior Monthly Period        7.5963%

      2.   Three Month Average Base Rate                               7.6586%


      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.37%
           b.   Prior Monthly Period                13.14%
           c.   Second Prior Monthly Period         13.95%


      4.   Three Month Average Series Adjusted Portfolio Yield          13.82%


IV. Series 1999-4 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                         Series      Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations       Interest             Interest
----------------------------------                    -----------    ---------------       -----------

Beginning Invested /Transferor Amount              696,113,933.92     500,000,000.00    196,113,933.92
Beginning Adjusted Invested Amount                            N/A     500,000,000.00               N/A
Floating Allocation Percentage                                N/A            71.8273%          28.1727%
Principal Allocation Percentage                               N/A            71.8273%          28.1727%
Collections of Finance Chg. Receivables             11,477,743.21       8,244,155.63      3,233,587.58
Collections of Principal Receivables                61,480,758.36      44,159,982.56     17,320,775.80
Defaulted Amount                                     3,253,537.08       2,336,928.57        916,608.51

Ending Invested / Transferor Amounts               705,189,030.70     500,000,000.00    205,189,030.70


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        ----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  October 15, 1999 - November 14, 1999              5.57625%           5.82625%          6.20625%
Monthly Interest Due                                 1,980,730.47         200,681.94        253,852.86      2,435,265.28
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   1,980,730.47         200,681.94        253,852.86      2,435,265.28
Investor Default Amount                              1,927,966.07         186,954.29        222,008.21      2,336,928.57
Investor Monthly Fees Due                              687,500.00          66,666.67         79,166.67        833,333.33
Investor Additional Amounts Dues
Total Due                                            4,596,196.54         454,302.90        555,027.75      5,605,527.18

Reallocated Investor Finance Charge Collections                                                             8,244,155.63
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  14.3743%
Base Rate                                                                                                         7.6970%


                                                                                            Collateral
C. Certificates - Balances and Distributions              Class A            Class B         Interest              Total
--------------------------------------------              -------            -------        ----------             -----

Beginning Certificates Balance                     412,500,000.00      40,000,000.00     47,500,000.00    500,000,000.00
Interest Distributions                               1,980,730.47         200,681.94        253,852.86      2,435,265.28
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  1,980,730.47         200,681.94        253,852.86      2,435,265.28
Ending Certificates Balance                        412,500,000.00      40,000,000.00     47,500,000.00    500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.80

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             4.80

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.02

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.02

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       253,852.86

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       253,852.86

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $     6,801,428.39

           a.   Class A Monthly Interest:                   $     1,980,730.47
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     1,927,966.07
           e.   Excess Spread:                              $     2,892,731.86

      2.   Class B Available Funds:                         $       659,532.45
           a.   Class B Monthly Interest:                   $       200,681.94
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       458,850.51

      3.   Collateral Available Funds:                      $       783,194.78

           a.   Excess Spread:                              $       783,194.78
      4.   Total Excess Spread:                             $     4,134,777.15


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           71.8273%

      2.   Series 1999-4 Allocable Principal
            Collections:                                    $    61,480,758.36

      3.   Principal Allocation Percentage of
            Series 1999-4 Allocable Principal
            Collections:                                    $    44,159,982.56

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    44,159,982.56

      6.   Shared Principal Collections from other
            Series allocated to Series 1999-4:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     2,336,928.57

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    46,496,911.13

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    47,500,000.00

      2.   Required Collateral Invested Amount              $    47,500,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    46,496,911.13

M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

      1.   Excess Spread:                                   $     4,134,777.15
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       186,954.29
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       253,852.86
      9.   Applied to unpaid Monthly Servicing Fee:         $       833,333.33
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       222,008.21
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     2,638,628.45

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             7.6970%
           b.   Prior Monthly Period               7.7358%
           c.   Second Prior Monthly Period        7.7006%

      2.   Three Month Average Base Rate                              7.7111%


      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.37%
           b.   Prior Monthly Period                13.14%
           c.   Second Prior Monthly Period         13.95%

      4.   Three Month Average Series Adjusted Portfolio Yield         13.82%


IV. Series 1999-5 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                        Series       Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations        Interest            Interest
----------------------------------                    -----------    ---------------       -----------

Beginning Invested /Transferor Amount              696,113,933.92     500,000,000.00    196,113,933.92
Beginning Adjusted Invested Amount                            N/A     500,000,000.00               N/A
Floating Allocation Percentage                                N/A            71.8273%          28.1727%
Principal Allocation Percentage                               N/A            71.8273%          28.1727%
Collections of Finance Chg. Receivables             11,477,743.21       8,244,155.63      3,233,587.58
Collections of Principal Receivables                61,480,758.36      44,159,982.56     17,320,775.80
Defaulted Amount                                     3,253,537.08       2,336,928.57        916,608.51

Ending Invested / Transferor Amounts               705,189,030.70     500,000,000.00    205,189,030.70


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        ----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  October 15, 1999 - November 14, 1999              5.64625%           5.88625%          6.30625%
Monthly Interest Due                                 2,005,595.05         202,748.61        257,943.14      2,466,286.81
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   2,005,595.05         202,748.61        257,943.14      2,466,286.81
Investor Default Amount                              1,927,966.07         186,954.29        222,008.21      2,336,928.57
Investor Monthly Fees Due                              687,500.00          66,666.67         79,166.67        833,333.33
Investor Additional Amounts Dues
Total Due                                            4,621,061.12         456,369.56        559,118.02      5,636,548.71

Reallocated Investor Finance Charge Collections                                                             8,244,155.63
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  14.3743%
Base Rate                                                                                                         7.7701%


                                                                                            Collateral
C. Certificates - Balances and Distributions              Class A            Class B         Interest              Total
--------------------------------------------              -------            -------        ----------             -----

Beginning Certificates Balance                     412,500,000.00      40,000,000.00     47,500,000.00    500,000,000.00
Interest Distributions                               2,005,595.05         202,748.61        257,943.14      2,466,286.81
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  2,005,595.05         202,748.61        257,943.14      2,466,286.81
Ending Certificates Balance                        412,500,000.00      40,000,000.00     47,500,000.00    500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.86

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             4.86

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.07

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.07

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       257,943.14

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       257,943.14

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $     6,801,428.39

           a.   Class A Monthly Interest:                   $     2,005,595.05
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     1,927,966.07
           e.   Excess Spread:                              $     2,867,867.27

      2.   Class B Available Funds:                         $       659,532.45
           a.   Class B Monthly Interest:                   $       202,748.61
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       456,783.84

      3.   Collateral Available Funds:                      $       783,194.78

           a.   Excess Spread:                              $       783,194.78
      4.   Total Excess Spread:                             $     4,107,845.90


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           71.8273%

      2.   Series 1999-5 Allocable Principal
            Collections:                                    $    61,480,758.36

      3.   Principal Allocation Percentage of
            Series 1999-5 Allocable Principal
            Collections:                                    $    44,159,982.56

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    44,159,982.56

      6.   Shared Principal Collections from other
            Series allocated to Series 1999-5:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     2,336,928.57

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    46,496,911.13

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    47,500,000.00

      2.   Required Collateral Invested Amount              $    47,500,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    46,496,911.13


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

      1.   Excess Spread:                                   $     4,107,845.90
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       186,954.29
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       257,943.14
      9.   Applied to unpaid Monthly Servicing Fee:         $       833,333.33
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       222,008.21
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     2,607,606.92

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             7.7701%
           b.   Prior Monthly Period               7.8089%
           c.   Second Prior Monthly Period        7.7736%

      2.   Three Month Average Base Rate                               7.7842%


      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.37%
           b.   Prior Monthly Period                13.14%
           c.   Second Prior Monthly Period         13.95%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.82%



IV. Series 1999-6 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                        Series       Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations        Interest            Interest
----------------------------------                    -----------    ---------------      ------------

Beginning Invested /Transferor Amount              696,113,933.92     500,000,000.00    196,113,933.92
Beginning Adjusted Invested Amount                            N/A     500,000,000.00               N/A
Floating Allocation Percentage                                N/A            71.8273%          28.1727%
Principal Allocation Percentage                               N/A            71.8273%          28.1727%
Collections of Finance Chg. Receivables             11,477,743.21       8,244,155.63      3,233,587.58
Collections of Principal Receivables                61,480,758.36      44,159,982.56     17,320,775.80
Defaulted Amount                                     3,253,537.08       2,336,928.57        916,608.51

Ending Invested / Transferor Amounts               705,189,030.70     500,000,000.00    205,189,030.70


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        ----------             ------

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  October 15, 1999 - November 14, 1999              5.60625%           5.83625%          6.30625%
Monthly Interest Due                                 1,991,386.72         201,026.39        257,943.14      2,450,356.25
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   1,991,386.72         201,026.39        257,943.14      2,450,356.25
Investor Default Amount                              1,927,966.07         186,954.29        222,008.21      2,336,928.57
Investor Monthly Fees Due                              687,500.00          66,666.67         79,166.67        833,333.33
Investor Additional Amounts Dues
Total Due                                            4,606,852.79         454,647.34        559,118.02      5,620,618.15

Reallocated Investor Finance Charge Collections                                                             8,244,155.63
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  14.3743%
Base Rate                                                                                                         7.7326%


                                                                                            Collateral
C. Certificates - Balances and Distributions              Class A            Class B         Interest              Total
--------------------------------------------              -------            -------        ----------             -----

Beginning Certificates Balance                     412,500,000.00      40,000,000.00     47,500,000.00    500,000,000.00
Interest Distributions                               1,991,386.72         201,026.39        257,943.14      2,450,356.25
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  1,991,386.72         201,026.39        257,943.14      2,450,356.25
Ending Certificates Balance                        412,500,000.00      40,000,000.00     47,500,000.00    500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.83

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             4.83

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.03

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.03

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       257,943.14

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       257,943.14

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $     6,801,428.39

           a.   Class A Monthly Interest:                   $     1,991,386.72
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     1,927,966.07
           e.   Excess Spread:                              $     2,882,075.61

      2.   Class B Available Funds:                         $       659,532.45
           a.   Class B Monthly Interest:                   $       201,026.39
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       458,506.06

      3.   Collateral Available Funds:                      $       783,194.78

           a.   Excess Spread:                              $       783,194.78
      4.   Total Excess Spread:                             $     4,123,776.45


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           71.8273%

      2.   Series 1999-6 Allocable Principal
            Collections:                                    $    61,480,758.36

      3.   Principal Allocation Percentage of
            Series 1999-6 Allocable Principal
            Collections:                                    $    44,159,982.56

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    44,159,982.56

      6.   Shared Principal Collections from other
            Series allocated to Series 1999-6:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     2,336,928.57

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    46,496,911.13

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    47,500,000.00

      2.   Required Collateral Invested Amount              $    47,500,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    46,496,911.13


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

      1.   Excess Spread:                                   $     4,123,776.45
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       186,954.29
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       257,943.14
      9.   Applied to unpaid Monthly Servicing Fee:         $       833,333.33
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       222,008.21
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     2,623,537.48

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             7.7326%
           b.   Prior Monthly Period               7.8413%
           c.   Second Prior Monthly Period            N/A

      2.   Three Month Average Base Rate                                   N/A


      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.37%
           b.   Prior Monthly Period                13.14%
           c.   Second Prior Monthly Period            N/A

      4.   Three Month Average Series Adjusted Portfolio Yield             N/A